American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement AC Alternatives Market Neutral Value Fund
Supplement dated February 24, 2020 ■ Summary Prospectus and Prospectus dated August 1, 2019

The following replaces the Portfolio Managers section on page 5 of the AC Alternatives Market Neutral Value summary prospectus and page 5 of the AC Alternatives Market Neutral Value prospectus:
Portfolio Managers
Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, has been a member of the team that manages the fund since 2011.
Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.
Kevin Toney, CFA, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.
Brian Woglom, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.
David Byrns, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2014.
Philip Sundell, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2011.

The following replaces The Fund Management Team section on pages 10-11 of the AC Alternatives Market Neutral Value prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Phillip N. Davidson
Mr. Davidson, Senior Vice President and Executive Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 1993 as a portfolio manager. He has a bachelor’s degree in finance and an MBA from Illinois State University. He is a CFA charterholder.
Michael Liss
Mr. Liss, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder and a CPA.
Kevin Toney
Mr. Toney, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 1999 and became a portfolio manager in 2006. He has a bachelor’s degree in commerce from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.
Brian Woglom
Mr. Woglom, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2005 as an investment analyst. He became a senior investment analyst in 2008 and a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.
David Byrns
Mr. Byrns, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2014 as an investment analyst. He became a senior investment analyst in 2016 and a portfolio manager in 2020. He has a bachelor's degree from the University of Dayton and an MBA from the University of Wisconsin-Madison.. He is a CFA charterholder.

Philip Sundell
Mr. Sundell, Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 1997, became a senior analyst in 2007 and became a portfolio manager in 2017. He has a bachelor's degree from Missouri State University and an MBA from Texas Christian University. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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CL-SPL-95972 2002